Exhibit 10.11

#5665311

LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT (this “Agreement”) is entered into effective as of March 28, 2018 (the “Waiver Effective Date”), among LONESTAR RESOURCES AMERICA INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, CITIBANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”), and the other financial institutions executing this Agreement.

R E C I T A L S

A.The Borrower, the financial institutions party thereto from time to time (the “Lenders”), the Issuing Bank, and Administrative Agent are parties to that certain Credit Agreement dated as of July 28, 2015, as amended or otherwise modified by a Limited Consent and Waiver dated as of October 7, 2015, a First Amendment to Credit Agreement dated as of April 29, 2016, a Second Amendment to Credit Agreement dated as of May 19, 2016, a Third Amendment to Credit Agreement dated as of July 22, 2016, a Fourth Amendment to Credit Agreement dated as of November 23, 2016, a Fifth Amendment to Credit Agreement and Limited Waiver dated as of December 29, 2016, a Sixth Amendment and Joinder to Credit Agreement dated as of June 15, 2017, and a Limited Waiver, Borrowing Base Redetermination Agreement, and Amendment No. 7 to Credit Agreement dated as of January 4, 2018 (as so amended or otherwise modified and as may be further amended or otherwise modified from time to time, including, without limitation, by this Agreement, the “Credit Agreement”).

B.The Borrower failed to cause the ratio of (i) consolidated current assets of the Borrower and the Consolidated Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under ASC 815) to (ii) consolidated current liabilities of the Borrower and the Consolidated Subsidiaries (excluding non-cash obligations under ASC 815 and current maturities under the Credit Agreement), to be greater than or equal to 1.0 to 1.0 for the fiscal quarter ended December 31, 2017, as required under Section 9.01(b) of the Credit Agreement (the “Designated Default”).

C.The Borrower has requested that the Administrative Agent, the Issuing Bank, and the Lenders waive the Designated Default and any Representation Defaults (as defined below).

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Same Terms.

(a)All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Credit Agreement as the same shall hereafter be amended or otherwise modified from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents as the same shall hereafter be amended or otherwise modified from time to time.

(b)Section 1.04 of the Credit Agreement is hereby incorporated herein mutatis mutandis.

2.Limited Waiver.

(a)The Borrower and each Guarantor party hereto hereby acknowledge the existence of the Designated Default and each Default that may have arisen out of a representation or warranty made by the Borrower that no Default had occurred and was continuing (but only to the extent such representation or warranty was untrue solely due to the Designated Default) (the “Representation Defaults” and together with the Designated Defaults, the “Subject Defaults”).  Subject to the terms and conditions of this Agreement, the Lenders hereby waive the Subject Defaults.

(b)The waiver by the Lenders described in this Section 2 is limited to the Subject Defaults.  Such waiver is limited to the extent expressly described herein and shall not be construed to be a consent to, or a permanent waiver of, noncompliance with Section 9.01(b) of the Credit Agreement, or any other terms, provisions, covenants, warranties, or agreements contained in the Credit Agreement or in any of the other Loan Documents.  The Lenders expressly reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults with respect to the Credit Agreement or any other provision of any Loan Document other than the Subject Defaults.  The description herein of the Subject Defaults is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults.  The failure of the Lenders to give notice to any Loan Party of any such other Defaults is not intended to be nor shall be a waiver thereof.  Each Loan Party hereby agrees and acknowledges that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements, and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Issuing Bank, or any Lender regarding any Default (including but not limited to the Subject Defaults) is intended to be or shall be a waiver thereof other than the waiver of the Subject Defaults expressly provided for in this Section 2.  Other than the waiver of the Subject Defaults expressly provided for in this Section 2, each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy (collectively, the “Lender Rights”).  For the avoidance of doubt, each Loan Party also agrees and acknowledges that neither the waiver provided in this Agreement nor any other waiver provided by the Lenders prior to the date hereof shall operate as a waiver of or otherwise prejudice any of the Lender Rights other than the waiver of the Subject Defaults expressly provided for in this Section 2 or such other waivers of specified Defaults expressly provided by the Lenders prior to the date hereof.

3.Conditions Precedent.  The obligations and agreements of the Lenders as set forth in this Agreement are subject to the satisfaction (in the reasonable opinion of the Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Agreement shall be deemed to be effective as of the Waiver Effective Date):

(a)Agreement.  The Administrative Agent shall have received executed counterparts of this Agreement from each of the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and the Majority Lenders.

(b)Fees and Expenses.  The Administrative Agent shall have received payment of all fees and expenses due to the Arranger and the Administrative Agent, in each case, in connection with this Agreement and the Credit Agreement and, in the case of expenses and legal fees, to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Waiver

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Effective Date (except as otherwise reasonably agreed by the Borrower) and required to be paid on the Waiver Effective Date.

(c)Representations and Warranties.  On and as of the Waiver Effective Date, after giving effect to this Agreement and the transactions contemplated hereby, the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Waiver Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

4.Certain Representations.  The Borrower and each Guarantor represents and warrants that, as of the Waiver Effective Date:  (a) such Loan Party has full power and authority to execute this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by such Loan Party of this Agreement; and (c) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.  In addition, the Borrower and each Guarantor represents that after giving effect to this Agreement and the transactions contemplated hereby all representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality) on and as of the Waiver Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Waiver Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

5.Reaffirmation of Security Documents.  Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Obligations.

6.Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges, and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, as such Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

7.No Further Amendments.  Except as previously amended in writing or as modified hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

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8.Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower (a) waives any defense, offset, counterclaim or recoupment with respect thereto and (b) releases and discharges Administrative Agent and Lenders and their officers, directors, employees, agents, shareholders, affiliates and attorneys (the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Waiver Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party, as determined by final non-appealable order of a court of competent jurisdiction.  Borrower, Administrative Agent, Issuing Bank, and each Lender do hereby adopt, ratify and confirm the Credit Agreement and acknowledge and agree that the Credit Agreement is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement and under the other Loan Documents, are not impaired in any respect by this Agreement.  Any breach of any representations, warranties and covenants under this Agreement shall be an Event of Default under the Credit Agreement (subject to applicable notice and cure periods as set forth in the Credit Agreement).

9.Agreement as a Loan Document.  This Agreement shall constitute a Loan Document for all purposes.

10.Counterparts.  This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

11.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

12.Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Governmental Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

13.Incorporation of Certain Provisions by Reference.  This AGREEMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AGREEMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Texas. The other provisions of Section 12.09 of the Credit Agreement captioned “ Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial” are incorporated herein by reference for all purposes.

14.Entirety, Etc.  This Agreement and all of the other Loan Documents embody the entire agreement between the parties.  THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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[This space is left intentionally blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first above written.

BORROWER:

LONESTAR RESOURCES AMERICA INC.

By:/s/ Frank D. Bracken, III

Name:Frank D. Bracken, III

Title:Chief Executive Officer

GUARANTORS:

ALBANY SERVICES L L C

AMADEUS PETROLEUM INC.

T-N-T ENGINEERING, INC.

Each By:/s/ Frank D. Bracken, III

Name:Frank D. Bracken, III

Title:President

EAGLEFORD GAS, LLC

EAGLEFORD GAS 2, LLC

EAGLEFORD GAS 3, LLC

EAGLEFORD GAS 4, LLC

EAGLEFORD GAS 5, LLC

EAGLEFORD GAS 6, LLC

EAGLEFORD GAS 7, LLC

EAGLEFORD GAS 8, LLC

EAGLEFORD GAS 10, LLC

LONESTAR OPERATING, LLC

LONESTAR RESOURCES, INC.

POPLAR ENERGY, LLC

LA SALLE EAGLE FORD GATHERING LINE LLC

LONESTAR BR DISPOSAL LLC

Each By:/s/ Frank D. Bracken, III

Name:Frank D. Bracken, III

Title:Chief Executive Officer

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ADMINISTRATIVE AGENT/ISSUING BANK:

CITIBANK, N.A.,

as Administrative Agent and Issuing Bank

By:/s/ Thomas Skipper

Name:Thomas Skipper

Title:Vice President

LENDERS:

CITIBANK, N.A., as a Lender

By:/s/ Thomas Skipper

Name:Thomas Skipper

Title:Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By:/s/ Darrell Holley

Name:Darrell Holley

Title:Managing Director

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COMERICA BANK, as a Lender

By:/s/ Cassandra M. Lucas

Name:Cassandra M. Lucas

Title:Portfolio Manager

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COMPASS BANK, as a Lender

By:/s/ Gabriela Azcarate

Name:Gabriela Azcarate

Title:Vice President

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BARCLAYS BANK PLC, as a Lender

By:/s/ May Huang

Name:May Huang

Title:Assistant Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:/s/ Theresa M. Benson

Name:Theresa M. Benson

Title:Authorized Officer

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